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SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant /x/
Filed by a Party other than the Registrant / /
Check the appropriate box:
/ /	Preliminary Proxy Statement
/ /	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/x/	Definitive Proxy Statement
/ /	Definitive Additional Materials
/ /	Soliciting Material Pursuant to §240.14a-12
Ballistic Recovery Systems, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/x/	No fee required
/ /	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11
	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:
/ /	Fee paid previously with preliminary materials.
/ /	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

BALLISTIC RECOVERY SYSTEMS, INC.
300 Airport Road
South St. Paul, Minnesota 55075

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
To Be Held March 19, 2002

        To the holders of common stock of Ballistic Recovery Systems, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of Ballistic Recovery Systems, Inc. (the "Company") will be held at Fleming Field, New Terminal Building, South St. Paul, Minnesota 55075, on March 19, 2002 at 9:00am, local time, for the following purposes:

  (a)
  To elect five directors of the Company;

  (b)
  To transact such other business as may properly come before the meeting or any adjournment thereof.

        Only stockholders of record at the close of business on January 19, 2002 are entitled to notice of, and to vote at, the meeting or any adjournment thereof.

        Whether or not you plan to attend the Annual Meeting and regardless of the number of shares you own, please date, sign and return the enclosed proxy card in the enclosed envelope (which requires no additional postage if mailed in the United States).

By Order of the Board of Directors
/s/ Daniel Johnson Daniel Johnson Secretary

South St. Paul, Minnesota
January 19, 2002

BALLISTIC RECOVERY SYSTEMS, INC.
300 Airport Road
South St. Paul, Minnesota 55075
(651) 457-7491

PROXY STATEMENT
for
ANNUAL MEETING OF STOCKHOLDERS
To Be Held March 19, 2002

        This Proxy Statement is furnished to stockholders of Ballistic Recovery Systems, Inc., a Minnesota corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders to be held on March 19, 2002, and at any and all adjournments thereof. Proxies in the form enclosed will be voted at the meeting, if properly executed, returned to the Company prior to the meeting and not revoked. The proxy may be revoked at any time before it is voted by giving written notice to the Secretary of the Company.

        This Proxy Statement and accompanying form of proxy are being mailed to the Company's stockholders on or about February 8, 2002. The Company's Annual Report, covering the Company's fiscal year ended September 30, 2001, is enclosed herewith but does not form any part of the materials for solicitation of proxies.

VOTING RIGHTS

        Only shareholders of record at the close of business on January 19, 2002 are entitled to notice of and to vote at the meeting or any adjournment thereof. As of that date, there were issued and outstanding 6,119,701 shares of Common Stock of the Company, the only class of securities of the Company entitled to vote at the meeting. Each shareholder of record is entitled to one vote for each share registered in his or her name as of the record date. Holders of Common Stock are not entitled to cumulate their votes for the election of directors. The presence in person or by proxy of holders of a majority of shares of the Common Stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business. Abstentions will be treated as shares that are present and entitled to vote for purposes of determining a quorum, but unvoted for purposes of determining the approval of any matter submitted to a vote at the Annual Meeting. If a broker indicates on the proxy card that it does not have discretionary authority to vote certain shares on a particular matter, those shares will not be considered as voted for determining the approval of such matter. If no instructions are indicated, such proxies will be voted for all of the nominees to the Board of Directors.

        The affirmative vote of the holders of the greater of (a) a majority of the outstanding shares of Common Stock of the Company present and entitled to vote on the election of directors or (b) a majority of the voting power of the minimum number of shares entitled to vote that would constitute a quorum for transaction of business at the meeting, is required for election of the Board of each of the nominees named below. A shareholder who abstains with respect to the election of directors is considered to be present and entitled to vote on the election of directors at the meeting, and is in effect casting a negative vote, but a shareholder (including a broker) who does not give authority to a Proxy to vote, or withholds authority to vote, on the election of directors, shall not be considered present and entitled to vote on the election of directors.

COMMON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

        The following table sets forth certain information as of January 19, 2002 (based on the Company's stock records and information provided by the individuals named), with respect to the stock ownership of all persons known by the Company to be beneficial owners of more than five percent of its outstanding Common Stock, all directors and nominees to become directors, and all executive officers and directors of the Company as a group. Unless otherwise stated, the address for the listed beneficial owners is 300 Airport Road, South St. Paul, MN 55075.

Name and Address of Beneficial Owner	Title	Number of Shares Owned(1)		Percent of Class
Darrel D. Brandt 8603 West First St. Cedar Falls, IA 50613	Director	2,019,618	(2)	31.0%
Boris Popov 4099 Penfield Court S. Afton, MN 55001	Director	613,971	(3)	9.4%
Thomas H. Adams, Jr.	Director	200,144	(4)	3.1%
Robert L. Nelson	Director and Chairman	107,133	(5)	1.6%
Mark B. Thomas	Director, Chief Executive Officer, and Chief Financial Officer	172,333	(6)	2.6%
All executive officers and directors as a group (6 persons)		3,326,558	(7)	51.0%

(1)
Unless otherwise indicated, all persons have sole voting power and sole investment power with respect to the shares indicated. Includes shares that may be acquired by exercise of options currently exercisable (including options becoming exercisable within 60 days of January 19, 2002.)

(2)
Includes 41,250 shares issuable upon exercise of either currently exercisable options or options exercisable within 60 days of January 19, 2002.

(3)
Includes 41,250 shares issuable upon exercise of either currently exercisable options or options exercisable within 60 days of January 19, 2002.

(4)
Includes 85,000 shares issuable upon exercise of either currently exercisable options or options exercisable within 60 days of January 19, 2002.

(5)
Includes 51,250 shares issuable upon exercise of either currently exercisable options or options exercisable within 60 days of January 19, 2002.

(6)
Includes 77,500 shares issuable upon exercise of either currently exercisable options or options exercisable within 60 days of January 19, 2002.

(7)
Includes 309,583 shares issuable upon exercise of either currently exercisable options or options exercisable within 60 days of January 19, 2002.

ELECTION OF DIRECTORS
(Proposal No. 1)

        Five directors will be elected at the 2002 Annual Meeting, each to serve until the next Annual Meeting of Shareholders and until a successor is elected and qualified or until his earlier resignation or removal. The Board of Directors has nominated the five persons named below.

        The enclosed Proxy will be voted for the five nominees named below. Such nominees have indicated a willingness to serve as directors for the one-year term. In the event that any nominee becomes unavailable for any reason (which is not currently anticipated), the persons named in the enclosed Proxy have advised that they will vote for the election of such substitute nominees as the Board of Directors may propose.

        The names and ages of the nominees, their principal occupations, and other information is set forth below, based upon information furnished to the Company by the nominees.

Name	Age	Director Since
Boris Popov	55	1980
Thomas H. Adams, Jr.	65	1986
Darrel D. Brandt	60	1991
Robert L. Nelson	58	1993
Mark B. Thomas	39	1999

        Boris Popov is the founder of the Company and holds the title of Chairman Emeritus. Mr. Popov is president of Northern Sun, Inc., a privately owned St. Paul, Minnesota based company that is engaged in aircraft equipment sales. He is also a private pilot and an ultralight aircraft instructor.

        Thomas H. Adams, Jr. retired during 1996 from his position as a Northwest Airlines 747 captain flying Trans-Pacific routes. Mr. Adams is a board member of the International Aerobatics Club and an active experimental aerobatics pilot and past member of the national aerobatics team.

        Darrel D. Brandt was the acting CEO for the Company from December 1991 through November 1995. Mr. Brandt is also an independent real estate developer and private investor.

        Robert L. Nelson serves as the Company's Chairman of the Board. He is the president of Robert L. Nelson and Associates, a consulting firm specializing in aviation. Mr. Nelson is a private pilot and, through December 2000, was on the executive board of the Twin Cities Salvation Army. In addition he is a member of the Woodbury Economic Development Authority and an arbitrator for the NASD. Until March 1998, Mr. Nelson was president and chief operations officer of Wipaire, Inc. an aviation float manufacturer. Mr. Nelson's past experience in aviation includes positions with Cessna Aircraft Company, Rockwell Aviation Corporation, Grumman American, Grumman Corporation, Senior Vice President of lending with an aviation emphasis, and past president and founder of the National Aircraft Finance Association.

        Mark B. Thomas has been the Company's President and CEO since November 1995, prior to which he was the Company's COO and CFO. He is a Certified Public Accountant and his past experience includes Chief Financial Officer for an 18-station radio-broadcasting group, Accounting Manager for the wholesale division of Holiday Companies, Inc., Corporate Accounting Manager for CVN Companies, Inc., which was acquired by QVC, and Senior Auditor for a public accounting firm.

        The Board of Directors met six times during fiscal 2001. All directors attended all of the meetings of the Board of Directors either in person or via teleconference, except for Thomas H. Adams, who missed one of the meetings.

Director Compensation

        During fiscal 2001 the members of the Board received director's fees ranging from $1,250 to $1,500 for each meeting attended, with the Chairman receiving $2,250 to $2,500 for each meeting. An aggregate of $48,250 in such fees was paid for directors' services in fiscal 2001 either in the form of cash or stock.

Audit Committee

        Robert L. Nelson chairs the Company's audit committee and Boris Popov is also a member. The committee met separately twice during the fiscal year with the Company's auditors. Separate compensation of $500 per member per meeting, or $1,000 in the aggregate per meeting, was granted for service on the audit committee. The purpose of the audit committee is to meet with outside auditors prior to the beginning of fieldwork to discuss audit objectives. Following the conclusion of fieldwork, the audit committee is responsible to meet with the outside auditors to review audit findings and to review the management letter from the auditors.

Director Stock Options

        Effective March 21, 2001, the five directors then serving were granted options to purchase in the aggregate, 80,000 shares of Common Stock, at an exercise price of $0.91 per share. The exercise price is equal to the fair market value of the Common Stock on the date of grant. The options vest immediately. The options expire five years from the date of grant.

EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

        The following table sets forth the cash and non cash compensation earned or awarded to the chief executive officer of the Company for each of the last three fiscal years:

Annual Compensation
Name and Principal Position (s)	Fiscal Year
		Salary		Bonus		Other
Mark B. Thomas Chief Executive Officer and Chief Financial Officer	2001 2000 1999	$ $ $	109,346 98,555 88,218	$ $ $	34,050 25,650 0	$ $ $	4,900 1,300 0

AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FY-END OPTION VALUES

        The following table sets forth the options exercised during the last fiscal year and the fiscal year end option values for the named executive:

Name	Number of Securities Underlying Unexercised Options at FY-End Exercisable/Unexercisable	Value of Unexercised In-the-Money Options at FY-End Exercisable/Unexercisable
Mark B. Thomas	77,500 / 20,000	$62,000 / $16,000

EXECUTIVE CONTRACTS

        Mark B. Thomas, President and CEO, has a three-year employment agreement with the Company which expires on December 31, 2002, [subject to early termination for a variety of reasons]. Mr. Thomas received an annualized base salary of $113,500 during fiscal 2001. Pursuant to the agreement, Mr. Thomas is eligible to receive a bonus of up to 30% of the base salary based on obtaining certain pre-determined performance objectives. The base salary and bonus performance objectives are established on an annual basis and reviewed and modified as agreed to by the Board of Directors and Mr. Thomas. Mr. Thomas also receives medical, dental and other customary benefits. The agreement provides that Mr. Thomas will receive an amount equal to the annualized base salary if terminated by the Company for a reason other than "cause" or if Mr. Thomas resigns for "good reason", each as defined therein. The agreement also provides that Mr. Thomas will continue to receive his base salary and bonus if he terminates his employment following a "change of control" of the Company, as defined therein. The employment agreement provides that Mr. Thomas will not compete with the Company for three years after the termination of his employment with the Company and the agreement contains certain nondisclosure and confidentiality provisions.

AUDIT COMMITTEE REPORT

        The role of the Audit Committee is to assist the Board of Directors in its oversight of the Company's financial reporting process. The Company's Audit Committee does not have a charter. The management of the Company is responsible for the preparation, presentation and integrity of the Company's financial statements, the Company's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent auditors are responsible for auditing the Company's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

        In the performance of its oversight function, the Committee has considered and discussed the audited financial statements with management and the independent auditors. The Committee has also discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. Finally, the Committee has received the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect.

        The members of the Audit Committee are not professionally engaged in the practice of auditing or accounting and are not experts in the fields of accounting or auditing, including in respect of auditor independence. Members of the Committee rely without independent verification on the information provided to them and on the representations made by management and the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or appropriate internal control and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Company's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Company's auditors are in fact "independent".

        Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Committee referred to above and in the Charter, the Committee recommended to the Board that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended September 30, 2001 to be filed with the Securities and Exchange Commission.

SUBMITTED BY THE AUDIT COMMITTEE OF THE COMPANY'S BOARD OF DIRECTORS

Robert L. Nelson
Boris Popov
January 19, 2002

INDEPENDENCE OF PUBLIC ACCOUNTANTS

        The Board of Directors has considered, and has determined, that the provision of the audit-related services and non-audit services described below is compatible with the principal accountant's independence.

Audit Fees

        Audit fees billed to the Company by Callahan, Johnston & Associates, LLC during the Company's 2001 fiscal year for review of the Company's annual financial statements and those financial statements included in the Company's quarterly reports on Form 10-QSB totaled $11,919.

Financial Information Systems Design and Implementation Fees

        The Company did not engage Callahan, Johnston & Associates, LLC to provide advice to the Company regarding financial information systems design and implementation during the fiscal year ended September 30, 2001.

All Other Fees

        Fees billed to the Company by Callahan, Johnston & Associates, LLC during the Company's 2001 fiscal year for all other non-audit services rendered to the Company, including tax-related services, totaled $1,900.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        There are no disclosures that are required for the last fiscal year.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        The Company's Common Stock has been registered under Section 12(g) of the Securities Exchange Act of 1934 (the "1934 Act") and, consequently, its directors, executive officers, and persons holding more than 10% of outstanding Common Stock are subject to the requirement to file reports concerning their initial ownership of Common Stock and any subsequent changes in that ownership. The Company believes that the filing requirements have been satisfied by all directors, executive officers and beneficial owners of more than 10% of the Common Stock.

INDEPENDENT ACCOUNTANTS

        Callahan, Johnston & Associates, LLC are the independent public accountants for the Company, and are expected to be retained for fiscal 2002. A representative of Callahan, Johnston & Associates, LLC is expected to attend this year's Annual Meeting of Shareholders and have an opportunity to make a statement and/or respond to appropriate questions from shareholders.

SHAREHOLDER PROPOSALS

        The rules of the Securities and Exchange Commission permit shareholders of the Company, after timely notice to the Company, to present proposals for shareholder action in the Company's proxy statement where such proposals are consistent with applicable law, pertain to matters appropriate for shareholder action, and are not properly omitted by Company action in accordance with federal proxy rules. The 2003 Annual Meeting of Shareholders for the Company is expected to be held on or about March 18, 2003 and the proxy materials in connection with that meeting are expected to be mailed on or about January 31, 2003. The Company on or before October 1, 2002 must receive shareholder proposals prepared in accordance with the proxy rules.

OTHER MATTERS

        The Board of Directors knows of no matters other than the foregoing to be brought before the meeting. However, the enclosed Proxy gives discretionary authority in the event that any additional matters should be presented.

AVAILABILITY OF FORM 10-KSB

        The Company is including with this Proxy Statement its Annual Report for the year ended September 30, 2001, which includes financial information relating to the Company. You can receive a copy of the Company's annual report to the SEC on Form 10-KSB at no charge by writing to Ballistic Recovery Systems, Inc., Shareholder Relations, 300 Airport Road, South St. Paul, Minnesota 55075. SEC filings for the Company are also available at the Securities and Exchange Commission's EDGAR service through the Internet at www.sec.gov/edgarhp.htm. The Company's trading symbol is BRSI or BRSI.OB.

BY ORDER OF THE BOARD OF DIRECTORS
/s/ Daniel Johnson Daniel Johnson Secretary
Dated: January 19, 2002

BALLISTIC RECOVERY SYSTEMS, INC.
PROXY
ANNUAL MEETING OF SHAREHOLDERS—MARCH 19, 2002

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

        The undersigned hereby appoints Robert L. Nelson and Mark B. Thomas, or either of them, proxies or proxy, with full power of substitution to vote all shares of Common Stock of Ballistic Recovery Systems, Inc. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on Tuesday, March 19, 2002, at 9:00 a.m. Central Time, at Fleming Field, New Terminal Building, South St. Paul, Minnesota 55075, and at any adjournment thereof, as directed below with respect to the proposals set forth below, all as more fully described in the Proxy Statement, and upon any other matter that may properly come before the meeting or any adjournment thereof.

1.	ELECTION OF DIRECTORS:
	FOR all nominees, listed below:	WITHHOLD AUTHORITY to vote for all nominees
Thomas H. Adams, Jr. Darrel D. Brandt Robert L. Nelson Boris Popov Mark B. Thomas (except as marked to the contrary below)
INSTRUCTION: To withhold authority for any individual nominee, write that nominee's name in the space provided:
2.	Upon such other matters as may properly come before the meeting.

        The undersigned hereby revokes all previous proxies relating to the shares covered hereby and acknowledges receipt of the Notice and Proxy Statement relating to the Annual Meeting of Shareholders.

        THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.    When properly executed, this proxy will be voted on the proposals set forth herein as directed by the shareholder, but if no direction is made in the space provided, this proxy will be voted FOR the election of all nominees for director.

        It is important that each shareholder complete, date, sign, and mail this Proxy as soon as possible. Your vote is important!

        Dated and Signed                                       , 2002.

Signature of Shareholder(s)	Signature of Shareholder(s)

        IMPORTANT:    Please date and sign exactly as your name or names appear hereon. When signing as attorney, executor, trustee, guardian, or authorized officer of a corporation or partner of a partnership, please give your title as such.

PLEASE DO NOT FORGET TO DATE THIS PROXY.

QuickLinks

VOTING RIGHTS
COMMON STOCK OWNERSHIP OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT
ELECTION OF DIRECTORS (Proposal No. 1)
EXECUTIVE COMPENSATION
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
INDEPENDENT ACCOUNTANTS
SHAREHOLDER PROPOSALS
OTHER MATTERS
AVAILABILITY OF FORM 10-KSB
BALLISTIC RECOVERY SYSTEMS, INC. PROXY ANNUAL MEETING OF SHAREHOLDERS—MARCH 19, 2002